UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                 FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 7, 2002



                            MONOGRAM PICTURES, INC.
             (Exact name of registrant as specified in its charter)



Nevada                         000-20598                      75-2293489
(State or other jurisdiction  (Commission                   (IRS Employer
of incorporation)             File Number)             Identification No.)



                 120 St. Croix Avenue, Cocoa Beach, Florida 32931
             (Address of principal executive offices       Zip Code)



      Registrant's telephone number, including area code:  727 466-2302



                             NOT APPLICABLE
            (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant.

  NOT APPLICABLE

Item 2.  Acquisition or Disposition of Assets.

  NOT APPLICABLE

Item 3.  Bankruptcy or Receivership.

  NOT APPLICABLE


Item 4.  Changes in Registrant's Certifying Accountants.

  NOT APPLICABLE


Item 5.  Other Events and Regulation FD Disclosure.

  NOT APPLICABLE

Item 6.  Resignation of Registrant's Directors.

  NOT APPLICABLE

Item 7.  Financial Statements and Exhibits.

  NOT APPLICABLE

Item 8.  Change in Fiscal Year.

  NOT APPLICABLE


Item 9.  Item FD Disclosure.

On March 7th, 2002 an Internet Live Chat occurred with the new Chairman of the Board of Monogram Pictures, Inc. Monogram Pictures, Inc. makes no representation as to the materiality of the following transcript. A press statement was released March 5th, 2002 announcing the chat, which was open to the general public at no charge on the Internet. "<Edwin>" in the following transcript is Edwin B. Salmon, Jr., Chairman of Monogram Pictures, Inc. and Med Tech Labs, Inc.


<Edwin> Good Afternoon Ladies and Gentlemen.  Thank you for your interest in Monogram Pictures, Inc. and Med Tech Labs, Inc. d/b/a/ Med Services of America. I am proud to introduce my staff and myself to you at this time.
<Edwin> The words you read today are my own.  I am Edwin B. Salmon, Jr.
Chief Executive Officer and Chairman of the Board of Monogram Pictures, Inc. and Med Tech Labs, Inc.

<Edwin> Here with me today are  Patrick Barmore, President and Chief
Operating Officer of Monogram and Med Tech Labs, Inc. Robert Parker, President of Medical Discounts, Limited, Inc. and David E. Salmon, Investor Identification and Communications for Monogram Pictures, Inc.
<Edwin> First a little housekeeping for the SEC.
<Edwin> Special Note: Management believes certain statements in this internet chat may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform act of 1995.
<Edwin> These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ from those expressed or implied.
<Edwin> Such differences may result from actions taken by the company prior to its current fiscal year end, as well as from developments beyond the company's control, including changes in global economic conditions that may,
<Edwin>  among other things, affect the performance of the company's anticipated acquisitions or future business. In addition, changes in domestic competitive and economic conditions may also affect performance of all significant company businesses.
<Edwin> And please, refer to our SEC filings for full disclosure.
<Cinswen> We'll get started in one sec. with the questions
<TJ^> Mr Salmon - Cinswen will start with the questions if you are ready
<Cinswen> some people are still filing in...
<Edwin> Ok Take your time
<Cinswen> Regarding the upcoming stock exchage, question # 1 is Is this a share for share Exchange?
<Edwin> Not as your question implies where a $20 dollar stock acquires a company with a valuation (stock price, market cap, book value etc) similar to each other.
<Edwin> In this case Med Tech Labs, Inc. with $12 Million in Revenue, a history of profitability and an acquisition contract in hand itself to nearly double the revenue is being acquired by Monogram Pictures, Inc.
<Edwin> which retains one operating division (MDL) that last year grossed
Approx. $100,000 and lost money.
<Edwin> Monogram will issue new shares from treasury such that the current individuals that comprise 100% ownership of the capital stock of the private company Med Tech Labs, Inc. will own 95% of Monogram Pictures, Inc.
<Edwin> The Capital Stock of Med Tech Labs, Inc. is then actually signed over to Monogram Pictures, Inc. So, shares do change hands, but not at a 1:1 ratio that your question implies.
<Cinswen> ok, thank you.
<Cinswen> Moving on , Question #2 Can you Please Explain paragraph 3?
(following)
<Cinswen> Monogram recently issued 10 million shares to Thomas. Kearney,
Lee Mullineaux of A.S.K. Consulting, Inc. and David Salmon for the purpose of identifying a ``Target'' acquisition and other obligations.
<Cinswen> Those shares were subsequently registered with the Securities and
Exchange Commission on form S-8. Mssrs. Kearney and Mullineaux are also shareholders of Med Tech Labs, Inc.
<Edwin> You might think of the time period between the letter of intent and the signing of the Agreement Providing for the Exchange of Capital Stock as the engagement before the wedding.
<Edwin> Med Tech Labs, Inc. had many suitors to help it "Go Public"  given the experience in the public market of myself and Tom Kearney, Lee Mullineaux and David Salmon.
<Edwin> In analyzing the dozen or more shell companies, Monogram emerged as the one of choice. The introduction came through a medical collections specialist acquaintance here in Clearwater Florida.
<Edwin> Med Tech Labs, Inc. would not allow any company to acquire it without extensive due diligence performed on that company. A.S.K., Inc. is a Florida Corporation formed in 2001 as a consulting business.
<Edwin> Its shareholders (myself, Lee Mullineaux, Tom Kearney and Veronica
Tully) together have been involved in many business transactions for ourselves as well as consulting for others long before I bought the assets of what is now Med Tech Labs, Inc
<Edwin> A.S.K. Consulting, Inc. entered into a letter of intent to find a target company for Monogram to buy. That's one of the things A.S.K. does. It truly had an obligation to perform under that binding letter of intent.
<Edwin> The fact is that Med Tech was a candidate but not necessarily the definitive target. The issuance of Monogram stock to Mullineaux and Kearney was primarily for finding a target for Monogram.
<Edwin> It also gave voting control of Monogram to those gentleman which among other things allowed access to information for performing thorough due diligence.
<Edwin> Upon Closing of the Agreement Providing for the Exchange of Capital
Stock, the Mullineaux and Kearney shares will be absorbed by the 95% side of the transaction maintaining the integrity of the 5% side.
<Edwin> Kearney has contingent ownership of Med Tech Labs, Inc. through a convertible debt instrument which will be forced to conversion and constitute a portion of the 95%.
<Edwin> Mullineaux has outright beneficial ownership to a portion of Med
Tech Labs, Inc., David Salmon has none.
<Edwin> The issuance of stock to David Salmon, past member of the National
Investor Relations Institute and former COO of Stampede Worldwide, Inc. (a public company unrelated to any of the above companies) was/is for services provide to Monogram.
<Cinswen> Great, thank you!
<Cinswen> next..
<Cinswen> Question #2A Does this mean that the persons will give the 10 million back to the company Monogram Pictures, Inc.
<Edwin> The shareholders can assume that David Salmon will either 1. re-
negotiate to keep what he has pre closing,
<Edwin> 2. Get new shares as compensation post closing or 3. Get a salary plus new shares post closing. The Kearney and Mullineaux shares (8 Million) will be absorbed by the 95% side of the transaction so they have a non-dilutive effect to the 5% side.

<Edwin> So, technically they may not be sent to the transfer agent and canceled, but will be mathematically computed to represent there portion of the current beneficial ownership of Med Tech Labs, Inc.
<Cinswen> ok, now part B...
<Cinswen> Question #2B Does this mean that Kearney and Mullineaux's
Monogram 8 Million shares will be exchanged for 8 Million shares of Med Tech Labs, Inc. and 8 Million shares of Medical Discounts Limited, Inc.
(MDL). and If so will they have to file a 144 form with the SEC to sell any of the Newly issued Med Tech Labs, Inc shares?
<Edwin> It's not useful to equate number of shares between companies.
Quite frankly, we won't do the exact math until right before closing. Percentages are how we think of the deal right now. Med Tech Labs, Inc. has only 5 shareholders that
<Edwin> will own 95% of Monogram post closing.  All of which will be
"Restricted Securities" as defined by the SEC. Restricted for 2 years and then assuming each are still affiliates after 2 years, form 144 would be required as well as form 3's and 4 for 10% owner or more.
<Edwin> There is no direct relationship between the Kearney and Mullineaux shares and MDL. Again we think in percentages at this point. That group of shareholders that will represent the 5% of Monogram post closing (all shareholders except the current holders of Med Tech Stock) will own 95% of MDL.
<Edwin> Kearney and Mullineaux will have NO additional interest in MDL beyond that which all shareholders of Monogram have post closing. Monogram (The company) will retain 5% ownership in MDL. That will show up as an asset on Monogram's books.
<Cinswen> ok, Question #2C What does it mean "current shareholders"?
defined as follows...
<Cinswen>  The current shareholders of Med Tech Labs, Inc., adjusted for the return of the Kearney, Mullineaux and Salmon shares, will own 95% of the issued and outstanding stock of Monogram Pictures, Inc. at closing. The transaction includes the distribution through a stock dividend of Medical Discounts Limited, Inc. to the same Monogram Pictures, Inc. shareholders adjusted for the Kearney, Mullineaux and Salmon tender.
<Cinswen> Each shareholder will own shares of two companies subsequent to closing subject to an effective Registrations Statement with the Securities
and
<Cinswen> Exchange Commission.
<Edwin> This may be answered above, but to put it another way.  The intent is to separate the private owners of Med Tech Labs, Inc. from the shareholders of Monogram and re-distribute Monogram at the ratio of 95:5.
<Edwin> Kearney and Mullineaux are Med Tech Labs, Inc. security holders now and will be treated as such. Since the shareholders of Monogram brought to the negotiation table a wholly owned subsidiary called MDL,
<Edwin> we, speaking as the holders of Med Tech Labs, Inc. and future majority holders of Monogram wanted to give back MDL to the original shareholders but retain a 5% interest.
<Edwin> We, speaking as Monogram intend on funding MDL as investors for several reasons. MDL is complimentary to our (Lab) business and we have the funds to do so. MDL will file a registration statement so its shares may be traded on an exchange.
<Edwin> We can then leverage our investment banking contacts to further assist its growth.
<Cinswen> ok thank you
<Cinswen> Question #3 has this been approved by the SEC and if so what filings would it be under?
<Edwin> The SEC does not "approve" acquisition transactions.  They do require certain disclosure with timeline requirements.  Such as Annual
(10K) , quarterly (10Q) and current reports (8K).
<Cinswen> Question #4 Was A.S.K. Consulting, Inc. formed for the sole purpose of merging with Med-Tech Labs, Inc. d/b/a Med Services of America's
?
<Edwin> No see above
<Cinswen> ok thank you
<Cinswen> Question #5 What will be the amount of Authorized shares ?
<Edwin> 100,000,000
<Cinswen> Question #6 What will be the amount of outstanding shares ?
<Edwin> It is anticipated that after the closing there will be approximately 10 million issued and outstanding. That will be accomplished by a reverse split first, then issuance to the holders of Med Tech Labs, Inc. an amount equal to 95%.
<Edwin> Resulting in a total of 10 million issued and outstanding.  This number is subject to change based on our investment banking relationships input that may deem it necessary to have more or less out.
<Edwin> In any case the percentages will remain the same between the current Monogram holders and Med Tech Labs, Inc. Holders
<Cinswen> Question #7 What % of shares will the insiders hold after the merger?
<Edwin> 95%
<Cinswen> Question #8 Will the shareholder of MOPP receive shares of
Medical Discounts Limited?
<Edwin> Yes, however, the shares of MDL will likely be forward split to accommodate a public market. I believe the current issued and outstanding is 500,000 to Monogram.
<Cinswen> Question #9 Does the Company plan on taking Medical Discounts
Limited, Inc. (MDL) public?
<Cinswen> if so what time frame are you looking at?
<Edwin> I believe what you are asking is "will our MDL shares be registered with the SEC so they may be traded on an exchange?" The answer is yes. However, once a registration statement is filed, most likely on Form SB-2, the SEC will usually ask for clarification on certain points.
<Edwin> This process can go through several rounds of comments each taking
15-45 days each. We have seen them pass with no comment on the first submittal and we have seen them go through 5 and 6 rounds. We plan on submitting a registration statement during the second quarter of 2002.
<Cinswen> Question #10 What is the anti-dilutive provisions Which will be effective for a period of twelve months from the date of any definitive agreement, which governs the business combination transaction between Monogram and Med-Tech Labs, Inc. d/b/a Med Services of America's ?
<Edwin> This provision protects the current Monogram holders (non Med Tech
Labs, Inc.) from being reduced below 5% for issuance other than
acquisitions etc.   For instance, we will acquire several labs this year
with stock or cash raised from stock.
<Edwin> The acquisition may or may not be dilutive to book value.  The anti-dilutive provision would not apply in that case. On the other hand, if Monogram issues a bunch of stock for services for which it does not acquire an asset, the anti-dilutive provision would apply.
<Cinswen> thank you... moving on
<Cinswen> Question #11  Ed Salmon mentioned as COO of stampede
Worldwide.Inc for the past 5 years. In recent filings, why no mention of HITT? Was that not within the 5 yr period?
<Cinswen> mmmm technical difficulties
<Cinswen> let me repost
<Cinswen> Question #11  Ed Salmon mentioned as COO of stampede
Worldwide.Inc for the past 5 years. In recent filings, why no mention of HITT? Was that not within the 5 yr period?
<Cinswen> you ok there Mr. Salmon?
<Edwin> David Salmon (my 38 yr. Old son) was COO of Stampede and served as a director for a period of time. David Salmon never had any involvement in HITT. David's disclosure was required on Form S-8
<Edwin> I (Edwin B. Salmon, Jr.) am the Chairman and CEO of Med Tech Labs,
Inc. and its largest shareholder. I am now the Chairman and CEO of Monogram Pictures, Inc.
<Edwin> In an effort to bring the maximum value to shareholders of a company named Systems Communications, Inc., I completed a transaction with a California Corporation called Hitsgalore.com, Inc
<Edwin> I never had any executive (or otherwise) positions with Hitsgalore.
I was on the other side of the transaction.
<Edwin> The shareholders that benefited from the transaction remain my close supporters and most are now shareholders in Monogram through open market purchases
<Edwin> My personal disclosure will be forthcoming in required SEC filings.
But some highlights are. In 1993 I was Chairman of Contour Medical, Inc. The stock was listed on the OTC Bulletin Board and rose to $6.75 from $.15 over the ensuing year and a half.
<Edwin> We sold the company to a larger medical company at that time.  Some of those shareholders are still we me today. What was once Contour Medical is now part of a Larger National Company.

<Edwin> I've been so busy preparing Med Tech for the public market I haven't even checked their price in two years. It was around $30 then. Maybe one of you research pros could track that down for us. I don't even remember their symbol to tell you the truth.
<Edwin> In case you were wondering, Systems/Hitsgalore was in between
Contour and Med Tech Labs, Inc. I should mention that our CFO, Thomas Kearney has a quite the experience too.
<Edwin> For 22 years Tom was an independent investment banker, Tom provided private companies expertise introducing them to the public equity arena.
<Edwin> Tom was involved with Kinder-Care, Inc.,  Brookwood Heath Services,
HealthCare Corporation, Hospital Corporation of America (HCA), Laservision Inc. and Laser Sight, Inc. to name a few.
<Cinswen> thank you
<Cinswen> Question #12 You sold the film library which you bought from
Media Concepts. Is it true that MDCE, Mediaconcepts, Inc. has a preferred certificate for 175K shares? And that there is a lawsuit pending with a gentleman named Steve Swank, and until this is settled the merger will not go through?
<Edwin> We have been aware of that suit since the first talks with Steve
Swank. Steve filed the suit as Monogram's CEO and has been very forthcoming in assisting the due diligence. We deem the suit in which we are the plaintiffs to be non material under Item 103 of Regulation SB.
<Edwin> No issues remain regarding the preferred stock mentioned in the
Agreement Providing for the Exchange of Capital Stock that would prevent the closing of the transaction.
<Cinswen> ok thank you!
<Cinswen> This is the end of all the questions members submitted before hand
<TJ^> thankyou Mr Salmon
<Edwin> Thank you Cindy
<TJ^> If anyone has any ?s message an @ at this time please
<TJ^> A ? from Carlos - You mentioned a forward split - what ratio
<TJ^> and what timeframe....thanks
<Cinswen> patience all please, he's a slow typer :)
<Edwin> That has not been fully determinded as yet.  However with only
500,000 shares issued. It would seem that at least a 4:1 would be reasonable
<TJ^> Thank you
<Cinswen> wait TJ, mores coming
<TJ^> k
<Cinswen> told you he's slow at typing
<Edwin> Upon registration statement submittal for MDL refer to #8 above
<Cinswen> ok one more ?
<Cinswen> <dooley> how are thwy going to handle the payment of the preferred stock and what are the terms on the preferred stock.thank you
<Edwin> Although we deemed it non-material see #12 above.  It is however ongoing and we can't comment on the further
<TJ^> Thanks -
<Edwin> We are aware that this topic if of interest to the shareholders at large
<Edwin> We will provide a public statement as soon as possible
<Cinswen> What's the time line?  Can you say?
<Edwin> We are still confirming our guidance for a March 30th closing
<Cinswen> ok thank you
<TJ^> Thank you Mr Salmon -That concludes all questions we have received
<Cinswen> Mr. Salmon you have been very helpful
<Edwin> Thank you Cindy, I wouldlike to add that Robert Parker has obtained a verbal agreement on a National Distribution contract for MDL's subscription card
<Edwin> We will file this statement on Form 8K in the Morning, Hopefully it will include confirmation and the signed deal with fuller disclosure on the terms
<Cinswen> Thank you all for joining us
<Cinswen> and thank you once again Mr. Salmon.
<Edwin> Thank you all for attending, please feel free to contact our investor realtions department - Edwin
<TJ^> Thanks Mr Salmon - visit us again :)
<Cinswen> ok, that concludes our interview with Mr. Ed Salmon, CEO of MOPP
<TJ^> We now will return to our normal programing :)
<Cinswen> The transcript will also be posted at  www.value-stock.com
Session Close: Thu Mar 07 16:08:48 2002

End of Transcript


Monogram Pictures, Inc. has confirmed the signing of the National
Distribution Contract referred to above between its wholly owned subsidiary, Medical Discounts Limited, Inc and 1-800 Reconex, Inc. A press statement is expected within 24 hours of this filing. Until this contract, the Pharmacy Benefit Program had only been beta test marketed in the west central Florida market.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM PICTURES, INC.



By /s/ Thomas W. Kearney, CFO
Thomas W. Kearney, CFO


March 8, 2002


8